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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        August 8, 1997
                                                    -----------------------


                           HERSHEY FOODS CORPORATION
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          (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                   INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Events
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     On August 8, 1997, Hershey Foods Corporation (the "Corporation")  announced that it had purchased 9,900,990 shares of its Common Stock from Hershey Trust Company, as Trustee under the deed of trust with Milton S. Hershey and Catherine
S. Hershey for benefit of Milton Hershey School. The Corporation paid $50.50 per share, or approximately $500 million for the shares. A copy of the press release dated August 8, 1997 announcing the transaction is incorporated herein by reference and a copy is filed herewith as Exhibit 99.


                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 12, 1997


                              HERSHEY FOODS CORPORATION



                              By  /s/ William F. Christ
                                 -----------------------
                                 William F. Christ
                                 Senior Vice President, Chief
                                 Financial Officer and Treasurer















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                               Exhibit Index


Exhibit No.         Description                                Page No.


   99           Press Release dated August 8, 1997











































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